U S AIRWAYS NEWS RELEASE For additional information, please contact US Airways Media Relations at 480-693-5729.

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS JUNE TRAFFIC
     TEMPE, Ariz., July 5, 2007 — US Airways Group, Inc. (NYSE: LCC) today reported June, second quarter and year-to-date traffic results for 2007. Revenue passenger miles (RPMs) for the month were 5.9 billion, up 0.4 percent from June 2006. Capacity was 6.9 billion available seat miles (ASMs), down 1.4 percent from June 2006. The passenger load factor for June was the highest load factor month in the history of US Airways at 85.3 percent versus 83.7 percent in June 2006.
     US Airways President Scott Kirby said, “Our year-over-year passenger revenue per available seat mile (PRASM) has gotten progressively better during the second quarter, and we ended the month of June with consolidated PRASM (mainline and Express) up slightly over June 2006. Looking forward, we see an encouraging revenue environment moving into the third quarter due, in part, to stronger year-over-year bookings and improving yield trends.”
     The airline also reported that its May 2007 PRASM, which was previously reported as slightly down when compared to the same period for the prior year, was slightly up on a year-over-year basis.
     America West and US Airways report combined operational performance to the Department of Transportation. For the month of June 2007, the combined domestic on-time performance was 61.6 percent with a completion factor of 97.2 percent.
     US Airways has updated its guidance in its latest Investor Relations Update which is also filed on Form 8-K. To access the report, go to www.usairways.com and navigate to About US >> Investor Relations >> Webcasts, Presentations and Updates >> Investor Relations Guidance.
     The following summarizes US Airways Group’s traffic results for June, the second quarter and year-to-date results for 2006 and 2007 consisting of America West and US Airways mainline operated flights as well as US Airways Express operated flights consisting of wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

Consolidated US Airways Group, Inc.
JUNE

	2007	2006	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	4,579,352	4,681,952	(2.2)
Atlantic	972,804	826,294	17.7
Latin	341,959	359,698	(4.9)

Total Consolidated Revenue Passenger Miles	5,894,115	5,867,944	0.4

Consolidated Available Seat Miles (000)
Domestic	5,339,324	5,596,550	(4.6)
Atlantic	1,145,793	945,746	21.2
Latin	422,568	464,361	(9.0)

Total Consolidated Available Seat Miles	6,907,685	7,006,657	(1.4)

Consolidated Load Factor (%)
Domestic	85.8	83.7	2.1	pts
Atlantic	84.9	87.4	(2.5	) pts
Latin	80.9	77.5	3.4	pts

Total Consolidated Load Factor	85.3	83.7	1.6	pts

Consolidated Enplanements
Domestic	5,360,472	5,382,882	(0.4)
Atlantic	245,958	214,846	14.5
Latin	287,034	305,179	(5.9)

Total Consolidated Enplanements	5,893,464	5,902,907	(0.2)
QUARTER TO DATE

	2007	2006	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	13,652,082	13,820,195	(1.2)
Atlantic	2,187,198	1,922,579	13.8
Latin	1,075,199	1,140,287	(5.7)

Total Consolidated Revenue Passenger Miles	16,914,479	16,883,061	0.2

Consolidated Available Seat Miles (000)
Domestic	16,316,231	16,811,328	(2.9)
Atlantic	2,707,663	2,315,075	17.0
Latin	1,349,443	1,485,236	(9.1)

Total Consolidated Available Seat Miles	20,373,337	20,611,639	(1.2)

Consolidated Load Factor (%)
Domestic	83.7	82.2	1.5	pts
Atlantic	80.8	83.0	(2.2	) pts
Latin	79.7	76.8	2.9	pts

Total Consolidated Load Factor	83.0	81.9	1.1	pts

Consolidated Enplanements
Domestic	16,164,276	16,107,319	0.4
Atlantic	557,118	496,976	12.1
Latin	886,617	954,732	(7.1)

Total Consolidated Enplanements	17,608,011	17,559,027	0.3
YEAR TO DATE

	2007	2006	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	26,344,555	26,179,094	0.6
Atlantic	3,385,965	3,114,021	8.7
Latin	2,189,751	2,281,387	(4.0)

Total Consolidated Revenue Passenger Miles	31,920,271	31,574,502	1.1

Consolidated Available Seat Miles (000)
Domestic	32,485,065	32,911,556	(1.3)
Atlantic	4,470,746	4,011,109	11.5
Latin	2,838,702	3,066,364	(7.4)

Total Consolidated Available Seat Miles	39,794,513	39,989,029	(0.5)

Consolidated Load Factor (%)
Domestic	81.1	79.5	1.6	pts
Atlantic	75.7	77.6	(1.9	) pts
Latin	77.1	74.4	2.7	pts

Total Consolidated Load Factor	80.2	79.0	1.2	pts

Consolidated Enplanements
Domestic	30,964,325	30,682,797	0.9
Atlantic	862,303	801,252	7.6
Latin	1,759,496	1,862,434	(5.5)

Total Consolidated Enplanements	33,586,124	33,346,483	0.7
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Mainline (US Airways and America West combined)
JUNE

	2007	2006	% Change

Mainline Revenue Passenger Miles (000)
Domestic	4,375,554	4,451,597	(1.7)
Atlantic	972,804	826,294	17.7
Latin	341,959	359,698	(4.9)

Total Mainline Revenue Passenger Miles	5,690,317	5,637,589	0.9

Mainline Available Seat Miles (000)
Domestic	5,069,215	5,294,597	(4.3)
Atlantic	1,145,793	945,746	21.2
Latin	422,568	464,361	(9.0)

Total Mainline Available Seat Miles	6,637,576	6,704,704	(1.0)

Mainline Load Factor (%)
Domestic	86.3	84.1	2.2	pts
Atlantic	84.9	87.4	(2.5	) pts
Latin	80.9	77.5	3.4	pts

Total Mainline Load Factor	85.7	84.1	1.6	pts

Mainline Enplanements
Domestic	4,624,499	4,596,231	0.6
Atlantic	245,958	214,846	14.5
Latin	287,034	305,179	(5.9)

Total Mainline Enplanements	5,157,491	5,116,256	0.8

QUARTER TO DATE

Mainline Revenue Passenger Miles (000)
Domestic	13,028,642	13,088,929	(0.5)
Atlantic	2,187,198	1,922,579	13.8
Latin	1,075,199	1,140,287	(5.7)

Total Mainline Revenue Passenger Miles	16,291,039	16,151,795	0.9

Mainline Available Seat Miles (000)
Domestic	15,465,397	15,834,072	(2.3)
Atlantic	2,707,663	2,315,075	17.0
Latin	1,349,443	1,485,236	(9.1)

Total Mainline Available Seat Miles	19,522,503	19,634,383	(0.6)

Mainline Load Factor (%)
Domestic	84.2	82.7	1.5	pts
Atlantic	80.8	83.0	(2.2	) pts
Latin	79.7	76.8	2.9	pts

Total Mainline Load Factor	83.4	82.3	1.1	pts

Mainline Enplanements
Domestic	13,935,095	13,721,143	1.6
Atlantic	557,118	496,976	12.1
Latin	886,617	954,732	(7.1)

Total Mainline Enplanements	15,378,830	15,172,851	1.4
YEAR TO DATE

	2007	2006	% Change

Mainline Revenue Passenger Miles (000)
Domestic	25,133,476	24,713,107	1.7
Atlantic	3,385,965	3,114,021	8.7
Latin	2,189,751	2,281,387	(4.0)

Total Mainline Revenue Passenger Miles	30,709,192	30,108,515	2.0

Mainline Available Seat Miles (000)
Domestic	30,768,713	30,786,942	(0.1)
Atlantic	4,470,746	4,011,109	11.5
Latin	2,838,702	3,066,364	(7.4)

Total Mainline Available Seat Miles	38,078,161	37,864,415	0.6

Mainline Load Factor (%)
Domestic	81.7	80.3	1.4	pts
Atlantic	75.7	77.6	(1.9	) pts
Latin	77.1	74.4	2.7	pts

Total Mainline Load Factor	80.6	79.5	1.1	pts

Mainline Enplanements
Domestic	26,737,016	26,100,955	2.4
Atlantic	862,303	801,252	7.6
Latin	1,759,496	1,862,434	(5.5)

Total Mainline Enplanements	29,358,815	28,764,641	2.1
Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines, US Airways MidAtlantic Division)
JUNE

	2007	2006	% Change

Express Revenue Passenger Miles (000)
Domestic	203,798	230,355	(11.5)

Express Available Seat Miles (000)
Domestic	270,109	301,953	(10.5)

Express Load Factor (%)
Domestic	75.5	76.3	(0.8	) pts

Express Enplanements
Domestic	735,973	786,651	(6.4)
QUARTER TO DATE

	2007	2006	% Change

Express Revenue Passenger Miles (000)
Domestic	623,440	731,266	(14.7)

Express Available Seat Miles (000)
Domestic	850,834	977,256	(12.9)

Express Load Factor (%)
Domestic	73.3	74.8	(1.5	) pts

Express Enplanements
Domestic	2,229,181	2,386,176	(6.6)
YEAR TO DATE

	2007	2006	% Change

Express Revenue Passenger Miles (000)
Domestic	1,211,079	1,465,987	(17.4)

Express Available Seat Miles (000)
Domestic	1,716,352	2,124,614	(19.2)

Express Load Factor (%)
Domestic	70.6	69.0	1.6	pts

Express Enplanements
Domestic	4,227,309	4,581,842	(7.7)
Notes:
1) US Airways Express includes data for US Airways’ MidAtlantic division through May 27, 2006.
2) Canada is included in domestic results.

Other Notable Accomplishments
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments or announcements from the month of June:
•	Announced a replacement aircraft order with Airbus S.A.S. for 60 A320 family narrowbody airplanes and 32 A330 and A350 widebody aircraft.

•	Hired approximately 1,000 additional airport employees, which the airline announced earlier this year.

•	Inaugurated new service from Philadelphia to Brussels and Zurich, rounding out the airline’s European presence to 19 cities in 12 countries.

•	Began installing the first wave of the 600 replacement kiosks primarily throughout the airline’s East Coast operation.

•	Held the second annual US Airways Chairman’s Awards, which honored more than 200 employees for services above and beyond their normal call of duty.
     US Airways is the fifth largest domestic airline employing nearly 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance network, which offers our customers 16,000 daily flights to 855 destinations in 155 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports;

weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, which is available at www.usairways.com.
-LCC-